UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  November 4, 1997




                       ELECTRONIC SYSTEMS TECHNOLOGY INC.
                           (A Washington Corporation)

                         Commission File no. 2-92949-S
                  IRS Employer Identification no. 91-1238077

                               415 N. Quay St. #4
                              Kennewick  WA  99336
                   (Address of principal executive offices)


        Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

On November 4, 1997, the Company issued a press release announcing product type acceptance for the ESTeem(tm) 192V Radio Modem in Canada. This press release is incorporated by reference and is attached hereto as Exhibit 99.7.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

Exhibit 99.7 -  Press release issued November 4, 1997.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ELECTRONIC SYSTEMS TECHNOLOGY, INC.


     /s/   T.L. KIRCHNER

     By: T.L. Kirchner
     President
     Date: November 6, 1997